EXHIBIT 32.1

CERTIFICATE OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

I, Timothy Brink, Chief Executive Officer of Continental Fuels, Inc. (the “Company”), have executed this certification in connection with the filing with the Securities and Exchange Commission of the Company’s Quarterly Report on Form 10-QSB for the quarter ended June 30, 2007 (the “Report”). The undersigned hereby certifies that:

      1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Timothy Brink
Timothy Brink Chief Executive Officer August 14, 2007